Earnings Release | October 26, 2017

• Full-service regional bank focused on relationship-based business and agribusiness banking • 173 banking branches across 9 states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota • Headquartered in Sioux Falls, South Dakota • 6th largest farm lender bank in the U.S. as of 06/30/17 (1) FY13 FY14 FY15 FY16 FY17 $96 $105 $109 $121 $145 $10 $131 51% 50% 48% 50% 46% Net Income ($MM) Adj. Net Income ($MM) (2) Efficiency Ratio (2) About GWB 2 Company Snapshot Stock Performance Strong Earnings Growth and Efficiency Market Presence Stock Performance 09/30/16 - 09/30/17: • Price Range: $31.51-$45.62 • Avg. Close: $39.68 • 12-month Price Increase: 23.89% (1) Source: American Banker's Association (2) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations.

Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend (1) This is a non-GAAP measure. See appendix for reconciliation. 3 • Fully diluted EPS of $0.64 for the quarter compared to $0.57 for 4QFY16, an increase of 12.3% • Attractive profitability metrics: 1.30% ROAA and 15.2% ROATCE(1) for the quarter and 1.27% ROAA and 15.4% ROATCE(1) for the full year • Efficiency ratio(1) of 47.1% for the quarter compared to 48.5% for the same quarter of FY16 • All regulatory capital ratios remain above minimums to be considered “well capitalized” • Strong capital generation supports an increase quarterly dividend of $0.20 per share • Dividend payable November 22, 2017 to stockholders of record as of the close of business on November 10, 2017 • Net charge-offs of $5.4 million during the quarter represent 0.24% of average total loans on an annual basis • Loans graded "Substandard" decreased by 3.6% to $232.8 million and loans graded "Watch" decreased by 4.9% to $311.6 million compared to September 30, 2016 while nonaccrual loans increased by 9.4% to $138.3 million • Total loans increased $176.7 million, or 2.0%, during the quarter • Customer loan balances, excluding fair value adjustments on loans at fair value driven by interest rates, grew $350.2 million, or 4.1%, compared to September 30, 2016, with growth focused in the CRE and C&I portfolio segments • Deposit balances increased 0.2% during the quarter and 4.3% for the full year

FY16 FY17 $369.7 $404.9 3.96% 3.97% 3.74% 3.83% Net Interest Income (FTE) NIM (FTE) Adjusted NIM (FTE) Mortgage banking income, net $1,798 Wealth management $2,002 Service charges and other fees $11,838 Other $820 Gain on security sales $32 Revenue (1) Chart excludes changes related to loans and derivatives at fair value which netted $(3.7) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. 4 Revenue Highlights Net Interest Income ($MM) and NIM Noninterest Income (1) NIM Analysis (2) 3QFY17 4QFY17 $100.9 $103.7 4.00% 4.00% 3.87% 3.90% • Net interest income (FTE) up 2.8% compared to 3QFY17 primarily driven by higher loan interest income resulting from growth in average loans • NIM (FTE) is stable at 4.00% and adjusted NIM (FTE) (2) increased 3 basis points on a sequential quarter basis • Asset yield and liability cost each increased • Reduction in swap costs drove the increase in adjusted NIM • Noninterest income lower primarily as a result of lower interchange income due to Durbin caps

FY16 FY17 $17.0 $21.5 Earnings, Expenses & Provision 5 Highlights Provision for Loan Losses ($MM)Noninterest Expense ($MM) Net Income ($MM) (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. 0.7% increase in total noninterest expense sequentially Noninterest expense Acquisition expense Efficiency Ratio (1) Net Income Adjusted Net Income (1) ROAA FY16 FY17 $121 $145 $145 $131 1.16% 1.27% FY16 FY17 $192 $216 $208 $217 49.6% 46.5% 3QFY17 4QFY17 $5.8 $4.7 • Net income increased 7.4% compared to 3QFY17 • EPS of $0.64 per fully diluted share • Efficiency ratio(1) remained attractive at 47.1%, up from 46.7% for 3QFY17; expenses remain prudently managed • Provision for loan losses was $4.7 million, a decrease of $1.1 million compared to 3QFY17 • Full-year ROAA of 1.27% represents an 11 basis point increase over FY16 4QFY16 1QFY17 2QFY17 3QFY17 4QFY17 $34 $37 $35 $35 $38 $38 $35 1.19% 1.28% 1.26% 1.25% 1.30% 3QFY17 4QFY17 $55 $55 $55 $55 46.7% 47.1%

FY13 FY14 FY15 FY16 FY17 $6,948 $7,052 $7,387 $7,742 $8,978 $863 $8,605 0.48% 0.36% 0.32% 0.32% 0.40% Balance Sheet Overview 6 Balance Sheet Highlights Total Loans ($MM) Deposits ($MM) Capital (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. • Outstanding loans grew $176.7 million during the quarter, primarily in the CRE segment • Total loans grew 3.3% for the full year; customer balances grew 4.1% • Deposits increased $18.5 million, or 0.2%, during the quarter, bringing FYTD growth to 4.3% • All key regulatory capital ratios increased compared to September 30, 2016 • Approximately 200,000 shares repurchased and retired during the quarter 4.3% FYTD growth 3.3% FYTD growth Total Loans Loans Acquired Total Deposits Deposits Acquired Cost of Deposits Tier 1 Capital Total Capital TCE / TA (1) FY13 FY14 FY15 FY16 FY17 $6,363 $6,787 $7,325 $7,819 $8,969 $864 $8,683 FY13 FY14 FY15 FY16 FY17 12.4% 11.8% 10.9% 11.1% 11.4% 13.8% 12.9% 12.1% 12.2% 12.5% 8.2% 8.2% 8.3% 8.5% 9.2%

FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.12% 0.26% Asset Quality 7 Highlights Net Charge-offs / Average Total Loans Sound Credit QualityWatch & Substandard Loans ($MM) “Watch” and “Substandard” loans declined as a percentage of total loans Watch Loans Substandard Loans % of Total Loans NALs / Total Loans Reserves / NALs (1) Comprehensive Credit-Related Coverage is a non-GAAP measure. • Ratio of ALLL / total loans was 0.71% at September 30, 2017, a decrease from 0.73% at June 30, 2017 • Comprehensive Credit-Related Coverage is 1.13%(1), inclusive of acquired loan marks and credit adjustment on loans at fair value • Loans graded “Substandard” decreased $17.8 million during the quarter; Nonaccrual loans increased by $14.7 million and loans graded “Watch” increased $12.6 million • Fluctuations are consistent with management's efforts to actively manage "Substandard" relationships FY13 FY14 FY15 FY16 FY17 2.03% 1.16% 0.93% 1.46% 1.54% 43.3% 60.2% 83.8% 51.1% 45.9% FY13 FY14 FY15 FY16 FY17 $219 $288 $310 $328 $312 $139 $358 $126 $414 $184 $494 $242 $570 $233 $545 5.6% 6.1% 6.7% 6.6% 6.1%

Proven Business Strategy 8 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Solid Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Disclosures 9 Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” "views," “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment, beyond fiscal year 2017 are not historical facts and are forward-looking. Accordingly, the forward- looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated October 26, 2017 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on October 26, 2017. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc.

Appendix 1 Non-GAAP Measures

# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the twelve months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | September 30, 2017 | September 30, 2016 | September 30, 2017 | June 30, 2017 | March 31, 2017 | December 31, 2016 | September 30, 2016 |
| | | | *(dollars in thousands except share and per share amounts)* | | | | |
| **Adjusted net income and adjusted earnings per common share:** | | | | | | | |
| Net income - GAAP | $ 144,786 | $ 121,253 | $ 37,662 | $ 35,060 | $ 35,162 | $ 36,903 | $ 33,758 |
| Add: Acquisition expenses, net of tax | 440 | 9,729 | — | — | — | 440 | 1,700 |
| Adjusted net income | $ 145,226 | $ 130,982 | $ 37,662 | $ 35,060 | $ 35,162 | $ 37,343 | $ 35,458 |
| Weighted average diluted common shares outstanding | 59,029,382 | 56,729,350 | 58,914,144 | 59,130,632 | 59,073,669 | 58,991,905 | 58,938,367 |
| Earnings per common share - diluted | $ 2.45 | $ 2.14 | $ 0.64 | $ 0.59 | $ 0.60 | $ 0.63 | $ 0.57 |
| Adjusted earnings per common share - diluted | $ 2.46 | $ 2.31 | $ 0.64 | $ 0.59 | $ 0.60 | $ 0.63 | $ 0.60 |
| **Tangible net income and return on average tangible common equity:** | | | | | | | |
| Net income - GAAP | $ 144,786 | $ 121,253 | $ 37,662 | $ 35,060 | $ 35,162 | $ 36,903 | $ 33,758 |
| Add: Amortization of intangible assets, net of tax | 2,044 | 2,384 | 380 | 488 | 500 | 676 | 804 |
| Tangible net income | $ 146,830 | $ 123,637 | $ 38,042 | $ 35,548 | $ 35,662 | $ 37,579 | $ 34,562 |
| Average common equity | $ 1,702,225 | $ 1,541,844 | $ 1,740,429 | $ 1,715,460 | $ 1,686,770 | $ 1,666,243 | $ 1,647,155 |
| Less: Average goodwill and other intangible assets | 749,393 | 721,726 | 748,571 | 749,074 | 749,638 | 750,290 | 750,756 |
| Average tangible common equity | $ 952,832 | $ 820,118 | $ 991,858 | $ 966,386 | $ 937,132 | $ 915,953 | $ 896,399 |
| Return on average common equity * | 8.5% | 7.9% | 8.6% | 8.2% | 8.5% | 8.8% | 8.2% |
| Return on average tangible common equity ** | 15.4% | 15.1% | 15.2% | 14.8% | 15.4% | 16.3% | 15.3% |

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

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# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the twelve months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | September 30, 2017 | September 30, 2016 | September 30, 2017 | June 30, 2017 | March 31, 2017 | December 31, 2016 | September 30, 2016 |
| | | | *(dollars in thousands except share and per share amounts)* | | | | |
| **Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):** | | | | | | | |
| Net interest income - GAAP | $ 396,347 | $ 362,174 | $ 101,576 | $ 98,730 | $ 97,399 | $ 98,642 | $ 98,227 |
| Add: Tax equivalent adjustment | 8,599 | 7,534 | 2,122 | 2,154 | 2,182 | 2,142 | 2,012 |
| Net interest income (FTE) | 404,946 | 369,708 | 103,698 | 100,884 | 99,581 | 100,784 | 100,239 |
| Add: Current realized derivative gain (loss) | (14,395) | (20,727) | (2,714) | (3,320) | (3,875) | (4,486) | (4,895) |
| Adjusted net interest income (FTE) | $ 390,551 | $ 348,981 | $ 100,984 | $ 97,564 | $ 95,706 | $ 96,298 | $ 95,344 |
| Average interest-earning assets | $ 10,209,741 | $ 9,339,858 | $ 10,283,401 | $ 10,124,404 | $ 10,144,875 | $ 10,286,284 | $ 10,173,743 |
| Net interest margin (FTE) * | 3.97% | 3.96% | 4.00% | 4.00% | 3.98% | 3.89% | 3.92% |
| Adjusted net interest margin (FTE) ** | 3.83% | 3.74% | 3.90% | 3.87% | 3.83% | 3.71% | 3.73% |

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

| | September 30, 2017 | September 30, 2016 | September 30, 2017 | June 30, 2017 | March 31, 2017 | December 31, 2016 | September 30, 2016 |
|---|---|---|---|---|---|---|---|
| **Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans:** | | | | | | | |
| Net interest income - GAAP | $ 403,633 | $ 362,987 | $ 104,902 | $ 100,566 | $ 98,825 | $ 99,339 | $ 99,058 |
| Add: Tax equivalent adjustment | 8,599 | 7,534 | 2,122 | 2,154 | 2,182 | 2,142 | 2,012 |
| Interest income (FTE) | 412,232 | 370,521 | 107,024 | 102,720 | 101,007 | 101,481 | 101,070 |
| Add: Current realized derivative gain (loss) | (14,395) | (20,727) | (2,714) | (3,320) | (3,875) | (4,486) | (4,895) |
| Adjusted interest income (FTE) | $ 397,837 | $ 349,794 | $ 104,310 | $ 99,400 | $ 97,132 | $ 96,995 | $ 96,175 |
| Average non ASC 310-30 loans | $ 8,581,615 | $ 7,736,454 | $ 8,728,514 | $ 8,550,349 | $ 8,531,652 | $ 8,515,947 | $ 8,477,214 |
| Yield (FTE) * | 4.80% | 4.79% | 4.86% | 4.82% | 4.80% | 4.73% | 4.74% |
| Adjusted yield (FTE) ** | 4.64% | 4.52% | 4.74% | 4.66% | 4.62% | 4.52% | 4.51% |

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

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# Non-GAAP Measures

Great Western Bancorp, Inc.

| | At or for the twelve months ended: | | At or for the three months ended: | | | | |
|---|---|---|---|---|---|---|---|
| | September 30, 2017 | September 30, 2016 | September 30, 2017 | June 30, 2017 | March 31, 2017 | December 31, 2016 | September 30, 2016 |
| | *(dollars in thousands except share and per share amounts)* | | | | | | |
| **Efficiency ratio:** | | | | | | | |
| Total revenue - GAAP | $ 452,409 | $ 404,711 | $ 114,412 | $ 114,215 | $ 111,233 | $ 112,549 | $ 114,025 |
| Add: Tax equivalent adjustment | 8,599 | 7,534 | 2,122 | 2,154 | 2,182 | 2,142 | 2,012 |
| Total revenue (FTE) | $ 461,008 | $ 412,245 | $ 116,534 | $ 116,369 | $ 113,415 | $ 114,691 | $ 116,037 |
| Noninterest expense | $ 216,643 | $ 207,640 | $ 55,332 | $ 54,922 | $ 53,852 | $ 52,537 | $ 57,342 |
| Less: Amortization of intangible assets | 2,358 | 3,264 | 430 | 538 | 550 | 839 | 1,024 |
| Tangible noninterest expense | $ 214,285 | $ 204,376 | $ 54,902 | $ 54,384 | $ 53,302 | $ 51,698 | $ 56,318 |
| Efficiency ratio * | 46.5% | 49.6% | 47.1% | 46.7% | 47.0% | 45.1% | 48.5% |

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

| | September 30, 2017 | September 30, 2016 | September 30, 2017 | June 30, 2017 | March 31, 2017 | December 31, 2016 | September 30, 2016 |
|---|---|---|---|---|---|---|---|
| **Tangible common equity and tangible common equity to tangible assets:** | | | | | | | |
| Total stockholders' equity | $ 1,755,000 | $ 1,663,391 | $ 1,755,000 | $ 1,732,983 | $ 1,706,861 | $ 1,678,638 | $ 1,663,391 |
| Less: Goodwill and other intangible assets | 748,397 | 750,755 | 748,397 | 748,828 | 749,366 | 749,916 | 750,755 |
| Tangible common equity | $ 1,006,603 | $ 912,636 | $ 1,006,603 | $ 984,155 | $ 957,495 | $ 928,722 | $ 912,636 |
| Total assets | $ 11,690,011 | $ 11,531,180 | $ 11,690,011 | $ 11,466,184 | $ 11,356,841 | $ 11,422,617 | $ 11,531,180 |
| Less: Goodwill and other intangible assets | 748,397 | 750,755 | 748,397 | 748,828 | 749,366 | 749,916 | 750,755 |
| Tangible assets | $ 10,941,614 | $ 10,780,425 | $ 10,941,614 | $ 10,717,356 | $ 10,607,475 | $ 10,672,701 | $ 10,780,425 |
| Tangible common equity to tangible assets | 9.2% | 8.5% | 9.2% | 9.2% | 9.0% | 8.7% | 8.5% |
| **Tangible book value per share:** | | | | | | | |
| Total stockholders' equity | $ 1,755,000 | $ 1,663,391 | $ 1,755,000 | $ 1,732,983 | $ 1,706,861 | $ 1,678,638 | $ 1,663,391 |
| Less: Goodwill and other intangible assets | 748,397 | 750,755 | 748,397 | 748,828 | 749,366 | 749,916 | 750,755 |
| Tangible common equity | $ 1,006,603 | $ 912,636 | $ 1,006,603 | $ 984,155 | $ 957,495 | $ 928,722 | $ 912,636 |
| Common shares outstanding | 58,834,066 | 58,693,304 | 58,834,066 | 58,761,597 | 58,760,517 | 58,755,989 | 58,693,304 |
| Book value per share - GAAP | $ 29.83 | $ 28.34 | $ 29.83 | $ 29.49 | $ 29.05 | $ 28.57 | $ 28.34 |
| Tangible book value per share | $ 17.11 | $ 15.55 | $ 17.11 | $ 16.75 | $ 16.29 | $ 15.81 | $ 15.55 |

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Comprehensive Credit-Related Coverage ($MM) (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. GWB Legacy - Loans at Amortized Cost GWB Legacy - Loans at Fair Value HF Financial Corp. Acquired Loans Other Acquired Loans Total ALLL $ 60,104 $ — $ 926 $ 2,473 $ 63,503 Remaining Loan Discount $ — $ — $ 18,688 $ 10,433 $ 29,121 Fair Value Adjustment (Credit) $ — $ 8,318 $ — $ — $ 8,318 Total ALLL / Discount / FV Adj. $ 60,104 $ 8,318 $ 19,614 $ 12,906 $ 100,942 Total Loans $ 7,130,571 $ 1,016,576 $ 663,434 $ 157,972 $ 8,968,553 ALLL / Total Loans 0.84% —% 0.14% 1.57% 0.71% Discount / Total Loans —% —% 2.82% 6.60% 0.32% FV Adj. / Total Loans —% 0.82% —% —% 0.09% Total Coverage / Total Loans (1) 0.84% 0.82% 2.96% 8.17% 1.13% 14

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives Overview Summary • For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank (“GWB”) has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties • Total size of the portfolio was $1.02 billion at September 30, 2017 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures to provide more clarity on the underlying economics 16 Income Statement Line Item: Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates $ (1,133) $ 1,133 $ — (1) Increase (decrease) in FV related to credit $ (940) $ — $ (940) (2) Current period realized cost of derivatives $ — $ (2,714) $ (2,714) (3) Subtotal, loans at FV and related derivatives $ (2,073) $ (1,581) $ (3,654) (4) (1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. (2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. (3) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. (4) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures.